Precidian ETFs Trust

Arm Holdings PLC ADRhedged™ (ARMH)
ASML Holding NV ADRhedged™  (ASMH)
STMicroelectronics NV ADRhedged™ (STHH)
Each listed on NYSE Arca
(the “Series”)

Supplement dated June 30, 2026
to the Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2026

This Supplement replaces and supersedes the Supplement dated June 25, 2026 in its entirety to reflect updated dates for the previously announced stock split.

The Board of Trustees (the “Board”) of Precidian ETFs Trust (the “Trust”) has approved a stock split for the Arm Holdings PLC ADRhedged™, ASML Holding NV ADRhedged™, and STMicroelectronics NV ADRhedged™, at a proposed split ratio of 10:1. Shareholders of record on July 10, 2026 will receive ten (10) shares for every one (1) share held. The Creation Unit size for each Series will remain at 10,000 shares.

The stock split will be effectuated after the close of trading on July 13, 2026. Shares of the Series will begin trading on a split-adjusted basis on July 14, 2026.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Series toll-free at 844-954-5333.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE